Exhibit 10.98

FIRST AMENDMENT TO PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AGREEMENT (this “First Amendment”) is made as of the 5th day of July, 2007, by and between MBS ARLINGTON LIMITED PARTNERSHIP, a Delaware limited partnership (“Seller”), and KBS INDUSTRIAL PORTFOLIO, LLC, a Delaware limited liability company (“Buyer”), with reference to the following facts:

RECITALS

A. Seller and KBS Capital Advisors LLC, a Delaware limited liability company (“Original Buyer”) have heretofore entered into that certain Purchase Agreement (the “Purchase Agreement”) dated June 1, 2007, pursuant to which Seller agreed to sell, and Original Buyer agreed to purchase, the Subject Property (as such term is defined in the Purchase Agreement). In accordance with the terms and conditions of that certain Assignment and Assumption of Purchase Agreement dated June 29, 2007, Original Buyer assigned to Buyer, and Buyer assumed, all of Original Buyer’s rights and obligations under the Purchase Agreement. Unless expressly defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Purchase Agreement.

B. Seller and Buyer have agreed to modify the terms of the Purchase Agreement as set forth in this First Amendment.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intended to be legally bound, Seller and Buyer agree as follows:

1. Recitals. The Recitals set forth above are hereby incorporated herein by reference as if the same were fully set forth herein.

2. Extension of Closing Date. The execution and delivery of this First Amendment by Buyer shall constitute Buyer’s delivery to Seller of Buyer’s written notice that Buyer has exercised its right to extend the Closing Date to July 25, 2007, and, therefore, the Extended Closing Date shall be July 25, 2007; provided, however, notwithstanding the foregoing, Buyer shall have the right to accelerate the Closing Date to a date sooner than July 25, 2007, by providing Seller with no less than five (5) business days prior written notice (the “Acceleration Notice”) so that the new Extended Closing Date shall be no less than five (5) business days after delivery by Buyer to Seller of the Acceleration Notice.

3. Modification of List of Leases. The list of leases attached as Exhibit B to the Purchase Agreement shall be, and hereby is, amended and modified as provided in Schedule 1 attached hereto and made a part hereof.

4. Effectiveness of Purchase Agreement. Except as modified by this First Amendment, all the terms of the Purchase Agreement shall remain unmodified and in full force and effect.

5. Counterparts. This First Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.

6. Telecopied Signatures. A counterpart of this First Amendment signed by one party to this First Amendment and telecopied to the other party to this First Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this First Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this First Amendment.

7. Successors and Assigns. All of the terms and conditions of this First Amendment shall apply to benefit and bind the successors and assigns of the respective parties.

IN WITNESS WHEREOF, Seller and Buyer have entered into this First Amendment to the Purchase Agreement as of the date first above stated.

SELLER:

MBS ARLINGTON LIMITED PARTNERSHIP, a Delaware limited partnership

By:	MILLER GP, L.L.C., a Delaware limited liability company, its general partner

	By:	/s/ Authorized Signatory
Name:
Title:

IN WITNESS WHEREOF, Seller and Buyer have entered into this First Amendment to the Purchase Agreement as of the date first above stated.

BUYER:

KBS INDUSTRIAL PORTFOLIO, LLC, a Delaware limited liability company

By:	KBS REIT ACQUISITION XX, LLC, a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES, LLC, a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP, a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST, INC., a Maryland corporation, general partner

				By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr. Chief Executive Officer